Exhibit 21.1            Subsidiaries of the Company

The Company has the following subsidiaries:

3D Canada Company, a Nova Scotia unlimited liability company ("3D Canada"), a wholly-owned   subsidiary of the    Company;

                                                and

                3D Holdings, LLC, a Delaware limited liability company, owned by the Company and 3D Canada Company;

                                                and

                RPC, Ltd., a Swiss company, a wholly-owned subsidiary of the Company;

                                                and

                3D Systems, Inc., a California corporation ("3D Inc"), a wholly-owned subsidiary of 3D Holdings, LLC;

                                                and

                3D Systems Europe Limited ("3D Europe"), a U.K. corporation, a wholly-owned subsidiary of 3D California;

                                                and

                3D Systems GmbH, a German corporation, a wholly-owned subsidiary of 3D Europe;

                                                and

                3D Systems France SARL, a French limited liability company, a wholly-owned subsidiary of 3D Europe;

                                                and

                3D Systems Italia S.r.l., an Italian limited liability company, a wholly-owned subsidiary of 3D Europe and the Company;

                                                and

                3D Capital Corporation, a wholly-owned subsidiary of 3D California;

                                                and

                3D Systems International, Inc., a Barbados corporation, a wholly-owned subsidiary of 3D California;

                                                and

                3D Systems Asia Pacific, Ltd., a California corporation, a wholly-owned subsidiary of 3D California;

                                                and

                OptoForm SARL, a French limited liability company, a wholly-owned subsidiary of 3D Systems France SARL;

                                                and

                3D European Holdings Limited, a United Kingdom corporation, a wholly-owned subsidiary of 3D Europe;

                                                and

                3D Systems Solid Imaging S.A., a Spanish company, a wholly-owned subsidiary of 3D Europe;

                                                and

                OptoForm LLC, a Delaware limited liability company, 60% owned by 3D California.